                                                                   Exhibit 10.13


     THIS FIRST AMENDMENT TO TRANSFER AGREEMENT (this "Amendment") is made as of
                                                       ---------
September 10, 1999, among:

          (1) IOS CAPITAL, INC., a Delaware corporation, as originator (the "Originator"); and

          (2) IKON FUNDING-1, LLC, a Delaware limited liability company, as transferee (the "Transferee").


                                  BACKGROUND
                                  ----------

     1. The Originator and the Transferee are parties to a Transfer Agreement, dated as of December 1, 1998 (the "Transfer Agreement").

     2. The parties hereto now desire to amend the Transfer Agreement in certain respects, as provided below.


                                   AGREEMENT
                                   ---------

                                   ARTICLE I

                                  DEFINITIONS

     Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Transfer Agreement.


                                  ARTICLE II

                                  AMENDMENTS

     SECTION 2.1.  Amendment of the Transfer Agreement.  The Transfer Agreement
                   -----------------------------------
is hereby amended to incorporate the changes shown on the marked pages attached hereto as Exhibit A.
          ---------


                                  ARTICLE III

                                 MISCELLANEOUS

     SECTION 3.1.  Effectiveness.  This Amendment shall become effective and be
                   -------------
deemed effective as of the date first above written upon the receipt by PNC Bank, National Association (as Agent under the Receivables Transfer Agreement) of counterparts of this Amendment executed by the parties hereto.

     SECTION 3.2.  Waiver of Conditions.  Each of the parties hereto waives any
                   --------------------
other notice requirements or other conditions to this Amendment or the transactions contemplated hereby specified in the documents amended hereby or any related documents.

     SECTION 3.3.  Effect of Amendments; Ratification.  Upon and after the
                   ----------------------------------
effectiveness of this Amendment, (a)(i) this Amendment shall be a part of the Transfer Agreement and (ii) each reference in the Transfer Agreement to "this Agreement" and the words "hereof", "herein", "hereunder" and words of like import, and each reference to the Transfer Agreement in any other related agreement shall mean and be a reference to the Transfer Agreement, as amended hereby; and (b) except as expressly amended hereby, the Transfer Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties thereto.

     SECTION 3.4.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                   -------------
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

     SECTION 3.5.  Headings, Etc.  Article and Section headings of this
                   -------------
Amendment are inserted in this Amendment for convenience of reference only and are not to be considered part of this Amendment for any other purpose.

     SECTION 3.6.  Counterparts.  This Amendment may be executed by the parties
                   ------------
hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties listed below have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.


                                              IOS CAPITAL, INC.

                                              BY: /s/ Jack Quinn
                                                  --------------
                                                  Jack Quinn
                                                  Treasurer


                                              IKON FUNDING-1, LLC

                                              BY:_______________________________
                                                 Robert K. McLain
                                                 President

     IN WITNESS WHEREOF, the parties listed below have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the day and year first above written.


                                              IOS CAPITAL, INC.

                                              BY:_______________________________
                                                 Jack Quinn
                                                 Treasurer


                                              IKON FUNDING-1, LLC

                                              BY: /s/ Robert K. McLain
                                                  ------------------------------
                                                  Robert K. McLain
                                                  President

CONSENTED AND AGREED TO:


PNC BANK, NATIONAL ASSOCIATION,
as Agent

By: /s/ John T. Smathers
    --------------------
    John T. Smathers
    Vice President

                                   EXHIBIT A
                                   ---------


                                       6